EXHIBIT 99.1

Know Labs Provides Update on IRB-Approved Internal Trial of

Non-Invasive Glucose Monitoring Technology

SEATTLE – Sept. 2, 2022 – Know Labs, Inc. (OTCQB: KNWN), an emerging developer of non-invasive medical diagnostic technology, today released a video update on the IRB-approved internal trial the Company has been conducting at its laboratory in Seattle. The video can be found here - https://youtu.be/LnYng_Ppq8g.

The two-minute video breaks down the trial process, while Know Labs Chief Product Officer Steve Kent explains the protocol for the internal clinical trial and reviews its primary goal, to further refine the algorithm that controls and enables Bio-RFID to identify and measure glucose in the body accurately. The company announced the clinical trial in a news release earlier this year.

“Our clinical team collects thousands of data points each time the test is performed. Once the data is validated, Know Labs data scientists apply complex methodologies to improve the algorithm’s accuracy and stability,” said Steve Kent. “It is a lot of work, but we are taking every step to ensure we get this right and create a production-ready algorithm for the clinical trials we will use in the application to the FDA.”

The Know Labs team continues to focus on delivering the first FDA-cleared non-invasive blood glucose monitoring device. For more information on Know Labs, access the company’s website at www.knowlabs.co or join the Company’s Discord Server at www.discord.gg/knowlabs.

About Know Labs, Inc.

Know Labs, Inc. is a public company whose shares trade under the stock symbol “KNWN.” The Company’s technology uses spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The Company refers to its technology as Bio-RFID™. The Bio-RFID technology can be integrated into a variety of wearable, mobile or bench-top form factors. This patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. The first application of our Bio-RFID technology will be in a product marketed as a non-invasive glucose monitor. It will provide the user with real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration approval prior to its introduction to the market.

1

Safe Harbor Statement

This release and video contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2021, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Know Labs, Inc. Contact:

Jordyn Hujar

jordyn@knowlabs.co

Ph. (206) 629-6414

Linhart PR for Know Labs Media Inquiries:

Mallory West

mwest@linhartpr.com

Ph. (317) 439-3173

2